Summary Prospectus

January 31, 2010

Turner Small Cap Equity Fund

• Institutional Class (TSEEX)

• Investor Class (TSEIX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2010, are incorporated by reference into this summary prospectus.

Ticker Symbol — TSEEX – Institutional Class

Ticker Symbol — TSEIX – Investor Class

CUSIP — 900297672 – Institutional Class / 87252R714 – Investor Class

Fund Number — 2797 – Institutional Class / 1312 – Investor Class

Investment Objective

The Turner Small Cap Equity Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

	Institutional Class Shares	Investor Class Shares
Redemption Fee	2.00%[1]	2.00%[1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)*

	Institutional Class Shares	Investor Class Shares
Investment Advisory Fees	0.95%	0.95%
Distribution (12b-1) Fees	None	None
Total Other Expenses	0.65%[2]	0.95%[2]
Shareholder Servicing Fee	None	0.25%[3]
Total Annual Fund Operating Expenses	1.60%	1.90%
Fee Waivers and Expense Reimbursements	(0.39)%[4]	(0.44)%[4]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	1.21%	1.46%

*  Information in the table has been restated to reflect current fees and expenses.

1  Applies only to redemptions within 90 days of purchase. At this time, purchases of Institutional Class Shares and Investor Class Shares of the Fund will not be subject to the redemption fee described above. The Fund will notify all existing shareholders if and when it decides to implement the fee.

2  "Total Other Expenses" include the expenses of Acquired Funds in which the Fund invests (e.g., available cash that is temporarily invested in money market funds) of less than 0.01% of the Fund's average net assets and also dividends and interest on securities that the Fund sells short ("short-sale dividends and interest"). Short-sale dividends and interest are treated as an expense, and increase the Fund's total expense ratio.

3  The "Shareholder Servicing Fee" is included as part of the Fund's "Total Other Expenses" and is presented here for information purposes only.

4  Turner Investment Management LLC ("TIM") has contractually agreed to waive fees and reimburse Fund expenses to keep the Fund's "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Institutional Class Shares and Investor Class Shares (excluding acquired fund fees and expenses and interest expenses relating to short sales) from exceeding 1.20% and 1.45%, respectively, through January 31, 2011. TIM may discontinue this arrangement at any time after January 31, 2011.

TURNER SMALL CAP EQUITY FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that each year your investment has a 5% return, Fund operating expenses are as stated under "Total Annual Fund Operating Expenses" and you reinvest all dividends and distributions. Although your actual costs may be higher or lower, using these assumptions, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Turner Small Cap Equity Fund — Institutional Class Shares	$123	$467	$834	$1,867
Turner Small Cap Equity Fund — Investor Class Shares	$149	$554	$986	$2,186

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 280% of the average value of its portfolio.

Principal Strategy

The Turner Small Cap Equity Fund invests primarily (at least 80% of its assets) in equity securities of small capitalization companies that the adviser, TIM, believes have the potential for long-term growth and that are attractively priced. Most of these companies are based in the U.S., but some may be headquartered in or doing a substantial portion of their business overseas. In pursuing its objective, the Fund may invest in securities convertible into small cap equity securities and securities issued by non-U.S. small cap companies. A small capitalization company is one that has a market capitalization at the time of purchase that is within the range of market capitalizations represented in the Russell 2000 Index.

The Fund invests in securities of companies operating in a broad range of industries based primarily on a fundamental analysis of each company and due consideration of such characteristics as price-cash flow, price-earnings and price-book value ratios. TIM looks for companies with quality management teams that can take advantage of unique product opportunities, with an emphasis on companies that TIM believes can generate and sustain long-term growth. TIM employs a quantitative approach to determine whether a company's share price reflects its perceived value.

The Fund may buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital who can withstand the share price volatility of small cap equity investing.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time.

The Fund is also subject to taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The smaller capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Small cap stocks may be very volatile and the price movements of the Fund's shares may reflect that volatility. Such volatility may make selling a large quantity of shares of one issuer more difficult.

Investing in issuers headquartered or otherwise located in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities. The Fund's portfolio turnover rates are described in this Summary Section and in the Financial Highlights in the prospectus.

TURNER SMALL CAP EQUITY FUND

Performance Information

The bar chart and the performance table below provide some indication of the risks and volatility of an investment in the Fund. Of course, the Fund's past performance, before and after taxes, does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at www.turnerinvestments.com.

The performance of Institutional Class and Investor Class Shares will differ due to differences in expenses. This bar chart shows changes in the performance of the Fund's Investor Class Shares from year to year since the Fund's inception.1

1  The above information is based on a calendar year. The Fund's Investor Class Shares commenced operations on March 4, 2002.

Best Quarter	Worst Quarter
18.81% (06/30/03)	(25.45)% (12/31/08)

This table compares the Fund's average annual total returns for the periods ended December 31, 2009 to those of the Russell 2000 Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown. The after-tax figures shown are for Investor Class Shares only and will vary for Institutional Class Shares. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account.

Average Annual Total Returns
(for the periods ended December 31, 2009)

	1 Year	5 Years	Since Inception (03/04/02)
Turner Small Cap Equity Fund — Investor Class Shares
Before taxes on distributions	22.12%	(2.33)%	5.24%
After taxes on distributions	22.12%	(3.23)%	4.25%
After taxes on distributions and sale of shares	14.38%	(1.97)%	4.35%
Turner Small Cap Equity Fund — Institutional Class Shares[1]	22.35%	(2.29)%	5.26%
Russell 2000 Index[2]	27.17%	0.51%	4.58%

1  The inception date for Institutional Class Shares is February 1, 2009. Periods prior to February 1, 2009 represent the performance of Investor Class Shares.

2  The Russell 2000 Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 2000 stocks that reflects the performance of the smallest 2,000 companies in the Russell 3000 index. The Russell 3000 index is designed to depict the overall equity market's performance.

What Is An Index?

An index measures the market price of a specific group of securities in a particular market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions, expenses or taxes. If an index had expenses, its performance would be lower.

TURNER SMALL CAP EQUITY FUND

Investment Adviser

Turner Investment Management LLC ("TIM") serves as the investment adviser to the Small Cap Equity Fund. For more information about TIM, please see Investments and Portfolio Management in the prospectus.

Portfolio Managers

The Small Cap Equity Fund is managed by Thomas DiBella and Steven Gold. Thomas DiBella, CFA, CPA, Senior Portfolio Manager/Security Analyst, joined TIM in March 2002 as one of its founding members. Steven L. Gold, CFA, Senior Portfolio Manager/Security Analyst, joined TIM in 2004.

Purchase and Sale of Fund Shares

Investors may purchase and redeem fund shares by phone, mail, wire or online, or through the Systematic Investment/Withdrawal Plan, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 a.m. and 4:00 p.m.

By Phone, Wire or through a Systematic Plan: contact a Turner Funds' representative at 1-800-224-6312

By Mail: write to Turner Funds at: P.O. Box 219805, Kansas City, MO 64121-9805

By Internet: www.turnerinvestments.com

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $250,000 for Institutional Class Shares and $2,500 for Investor Class Shares;

•  The minimum initial investment for the Systematic Investment Plan is $100,000 for Institutional Class Shares and $1,000 for Investor Class Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $100,000 for Institutional Class Shares and $2,000 for Investor Class Shares.

Minimum Subsequent Investments

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares by phone, mail, wire or online; and

•  $5,000 for Institutional Class Shares and $50 for Investor Class Shares through the Systematic Investment Plan.

For more information about the purchase and sale of Fund shares, please see Purchasing, Selling and Exchanging Shares of the Turner Funds in the prospectus.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TUR-SP-10-01